UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

Aceragen, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction Of incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Matters.

Assignment for the Benefit of Creditors

On July 10, 2023 (the “Effective Date”), the Board of Directors of Aceragen, Inc. (the “Company,” “we,” “us,” “our,” and “Aceragen”) (i) determined that it is in the best interests of Aceragen and its stockholders and creditors to effect a transfer and assignment of substantially all of Aceragen’s assets to an assignee (the “Assignee”) for the benefit of creditors (the “Assignment”) and (ii) approved seeking stockholder approval to proceed with the Assignment pursuant to Delaware law (the “Assignment Proposal”). Aceragen expects to seek stockholder approval of the Assignment Proposal at a special meeting of stockholders (the “Special Meeting of Stockholders”) to be held as soon as reasonably practicable following the Effective Date.

After seeking potential funding sources and other ways to continue to operate Aceragen’s business, Aceragen has been unable to find a viable alternative to the Assignment. The Board believes that, as compared to a filing under federal bankruptcy laws (which the Board believes is the only alternative to the Assignment), the Assignment presents the best opportunity for the best recovery for creditors and also may provide an opportunity for future payments to stockholders.

Upon the completion of the Assignment, the Assignee will have sole control over Aceragen’s assets and Aceragen will no longer control the operation of its business, the liquidation or distribution of its assets or the resolution of claims. The Board will determine the Assignee.

The Assignment is a judicial insolvency procedure, which, if approved by Aceragen’s stockholders, is commenced by Aceragen entering a contractual assignment for the benefit of creditors that effectuates the assignment, grant, conveyance, transfer, and setting over to the Assignee, in trust, of all of Aceragen’s currently existing right, title, and interest in all real or personal property and all other assets, whatsoever and wheresoever situated. The Assignee will then file an application in the Delaware Court of Chancery, which commences a judicial proceeding for recognition of the Assignment (the “ABC Proceeding” and, together with the Assignment and all other transactions or actions contemplated by the ABC Proceeding or the Assignment, the “ABC Transactions”). The Assignee will then liquidate the assets for the general benefit of all of Aceragen’s creditors according to their respective priorities at law to satisfy Aceragen’s obligations. If any proceeds remain after all of Aceragen’s obligations to creditors have been satisfied in full, those remaining proceeds will be distributed to stockholders. Because Aceragen does not know the final amount that the Assignee will recover from a liquidation of Aceragen’s assets, Aceragen does not know whether any amounts will be available for distribution to the stockholders.

Stockholder Voting Agreements

In furtherance of obtaining stockholder approval to proceed with the Assignment, on July 10, 2023, Aceragen entered into voting agreements (the “Stockholder Voting Agreements”) with each of Atul Chopra, John Taylor, Dan Salain and Andrew Jordan (the “Majority Stockholders”). The Majority Stockholders represent stockholders holding a majority of Aceragen’s outstanding shares entitled to vote on the Assignment Proposal. Pursuant to the Stockholder Voting Agreements, the Majority Stockholders have agreed to vote their shares at any annual or special meeting of stockholders of Aceragen, or in any action by written consent of stockholders, in favor of the Assignment Proposal. Pursuant to the Stockholder Voting Agreements, the Majority Stockholders granted Aceragen an irrevocable proxy to vote their shares with regard to the Assignment Proposal at any annual or special meeting of stockholders of Aceragen or in connection with any action by written consent by the stockholders of Aceragen.

The Form of Stockholder Voting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Bridge Funding Agreement; Security Agreement

In order to provide Aceragen with sufficient funding to proceed with and effectuate the ABC Transactions, on July 11, 2023, Aceragen entered into (i) that certain Bridge Funding Agreement (the “Funding Agreement”), by and between Aceragen and NovaQuest Co-Investment Fund XV, L.P. (“NovaQuest”), pursuant to which, among other things, NovaQuest agreed to make certain bridge funding payments to Aceragen in amounts up to $3.0 million in furtherance of the ABC Transactions and (ii) that certain Security Agreement (the “Security Agreement”), by and between Aceragen and NovaQuest, pursuant to which Aceragen granted NovaQuest a security interest in connection with the funds provided pursuant to the Funding Agreement.

The foregoing descriptions of the Funding Agreement and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the Funding Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the Security Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2023 (the “2022 Form 10-K”), and the Company’s subsequent current and periodic reports filed with the SEC. Except as may be required by applicable law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

Important Additional Information and Where to Find It

Aceragen, its directors and its executive officer and other affiliates are deemed to be participants in the solicitation of proxies from Aceragen’s stockholders in connection with the matters to be considered at the Special Meeting of Stockholders. Information regarding the names of Aceragen’s directors and current and former executive officers and their respective interests in Aceragen by security holdings or otherwise can be found in the 2022 Form 10-K. To the extent holdings of Aceragen’s securities have changed since the amounts set forth in the 2022 Form 10-K, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Aceragen intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Aceragen stockholders for the Special Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Aceragen’s proxy statement for its Special Meeting of Stockholders, including the annexes thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY ACERAGEN WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of the proxy statement for the Special Meeting of Stockholders, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Aceragen with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Aceragen’s corporate website at investors.aceragen.com or by contacting Aceragen at Aceragen, Inc., 505 Eagleview Blvd., Suite 212 Exton, Pennsylvania 19341 or at (484) 348-1600.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Stockholder Voting Agreement, dated as of July 10, 2023, entered into by and between Aceragen, Inc. and each of Atul Chopra, John Taylor, Dan Salain and Andrew Jordan.
10.2*†	Bridge Funding Agreement, dated as of July 11, 2023, by and between Aceragen, Inc. and NovaQuest Co-Investment Fund XV, L.P.
10.3*	Security Agreement, dated as of July 11, 2023, by and between Aceragen, Inc. and NovaQuest Co-Investment Fund XV, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the exhibits and schedules to this Exhibit are omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

†	The Company has redacted provisions or terms of this Exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish an unredacted copy of the Exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACERAGEN, INC.

By:	/s/ John Taylor
John Taylor
President, Chief Executive Officer and Chief Financial Officer

Dated: July 11, 2023